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                                                                  EXHIBIT 10.4

                           AMENDMENT NO. 4 TO GUARANTY

     AMENDMENT NO. 4 TO UNCONDITIONAL GUARANTY dated as of March 20, 2001 between IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation (Guarantor), formerly known as Pierce Leahy Corp. as survivor by merger with Iron Mountain Incorporated, a Delaware corporation (IM Delaware), and IRON MOUNTAIN STATUTORY TRUST - 1999, a Connecticut statutory trust (Owner), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

     Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of July 1, 1999, as amended by Amendment No. 1 and Consent to Guaranty dated as of October 22, 1999, Amendment No. 2 and Consent to Guaranty dated as of January 31, 2000 and Amendment No. 3 and Consent to Guaranty dated as of August 16, 2000 (the Guaranty) pursuant to which Guarantor has guaranteed to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Records Management, Inc. (Lessee/Agent) under (i) a Lease Agreement from Owner to Lessee/Agent dated as of July 1, 1999 (the Lease), and (ii) an Agency Agreement between Lessee/Agent and Owner dated as of July 1, 1999 (the Agency Agreement). Each of the Lease and the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of July 1, 1999.

     Guarantor has requested that the Section 10(a)(iv)(ii) of the Guaranty be amended as set forth below. Accordingly, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Guaranty are used herein as defined therein.

     SECTION 2. AMENDMENTS. Subject to the terms and conditions contained herein, the Guaranty is hereby amended as follows:

          (a) SUBORDINATED INDEBTEDNESS. Section 10(a)(iv)(ii) of the Guaranty is hereby deleted in its entirety and replaced with the following:

               "(ii) any other purchase, redemption or retirement of Subordinated Indebtedness, so long as (i) no Default has occurred and is continuing and (ii) either (A) unless such other purchase, redemption or retirement is in connection with a refinancing of such Subordinated Indebtedness with the proceeds of, or in connection with an exchange of such Subordinated Indebtedness for a new series of, Senior Subordinated Debt issued within 60 days of the substantial completion of such purchase, redemption or retirement, or (B) after giving effect to such purchase, redemption or retirement, the ratio of Senior Debt on the last day of the most recently completed fiscal quarter of the Guarantor to EBITDA for the four quarters then ended on a PRO FORMA basis, after giving effect to such purchase, redemption or retirement and any Stock Repurchase consummated on or prior to

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          the date hereof, and to any borrowings to finance the same, as at the last day of the latest fiscal quarter is less than or equal to 1.5 to 1."

     SECTION 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. As of the date hereof, Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

          (a) the representations and warranties made by Guarantor in each Operative Document to which it is a party are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

          (b) no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

     SECTION 5. MISCELLANEOUS. Except as herein provided, the Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Guaranty shall mean and be a reference to the Guaranty as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

                  [Remainder of Page Intentionally Left Blank]

                                      -2-
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     IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              GUARANTOR:

                                              IRON MOUNTAIN INCORPORATED

                                              By: /s/ J.P. Lawrence
                                                 ------------------------------
                                              Name: J.P.Lawrence
                                              Title: VP & Treasurer

                                              LENDERS:

                                              WACHOVIA CAPITAL INVESTMENTS,
                                              INC., as Agent Bank and as a
                                              Lender

                                              By: /s/ Charles J. O'Connor, Jr.
                                                 ------------------------------
                                              Name:  Charles J. O'Connor, Jr.
                                              Title: Senior Vice President

                           [GUARANTY AMENDMENT NO.4]

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                                              PNC COMMERCIAL, LLC

                                              By: /s/ John McEnery
                                                 ------------------------------
                                              Name: John McEnery
                                              Title: Vice President

                                              CITIZENS BANK OF MASSACHUSETTS AS
                                              SUCCESSOR-IN-INTEREST TO
                                              USTRUST

                                              By: /s/ Edward C. Thaute
                                                 ------------------------------
                                              Name:  Edward C. Thaute
                                              Title: Vice President

                                              NATIONAL CITY BANK

                                              By: /s/ Melissa Lindsy
                                                 ------------------------------
                                              Name:  Melissa Lindsy
                                              Title: Vice President

                                              DIAMOND LEASE (U.S.A.) INC.

                                              By: /s/ Jeffrey H. Fishman
                                                 ------------------------------
                                              Name:  JEFFREY H. FISHMAN
                                              Title: VP, Credit Administration

                                              BANK OF NEW YORK

                                              By: /s/ Kenneth P. Sneider, Jr.
                                                 ------------------------------
                                              Name:  Kenneth P. Sneider, Jr.
                                              Title: Vice President

                           [GUARANTY AMENDMENT NO.4]

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                                              OWNER:

                                              IRON MOUNTAIN STATUTORY TRUST -
                                              1999

                                              By: First Union National Bank,
                                                  not in its individual
                                                  capacity, but solely as
                                                  trustee

                                              By: /s/ W. Jeffrey Kramer
                                                 ------------------------------
                                              Name:  W. JEFFREY KRAMER
                                              Title: VICE PRESIDENT

                           [GUARANTY AMENDMENT NO.4]